UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (973) 912-2000

Date of fiscal year end: 03/31

Date of reporting period: 9/30/11

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2011

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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VALUE

Franklin Mutual Recovery Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Franklin Mutual Recovery Fund

Your Fund’s Goal and Main Investments: Franklin Mutual Recovery Fund’s goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

This semiannual report for Franklin Mutual Recovery Fund covers the period ended September 30, 2011.

Performance Overview

For the six months under review, Franklin Mutual Recovery Fund – Class A had a -17.25% cumulative total return. The Fund underperformed the -13.78% total return of its benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of the U.S. stock market.1 The Fund also underper-formed the +5.86% price-only return of the Bloomberg/EFFAS U.S.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged S&P 500 includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

4 | Semiannual Report

Government 3-5 Years Total Return Index, which serves as a transparent benchmark for the U.S. government bond market.2 The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund’s adviser. (Please refer to Note 4a in the Notes to Financial Statements for additional information related to the performance adjustment and the base management fee.) You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The U.S. economy expanded modestly despite geopolitical and inflationary pressures during the six-month period ended September 30, 2011. Although the manufacturing sector powered the U.S. economy out of the recession, economic growth slowed as high commodity prices reduced purchasing power. In September, however, U.S. manufacturing levels expanded at a rate consistent with modest economic growth. In contrast, European and Asian manufacturing activity slumped at period-end.

The U.S. financial system continued to heal, but the country still faced persistent unemployment, housing market weakness and massive debt. The U.S. Federal Reserve Board (Fed) cut its growth forecast for the world’s largest economy as manufacturing growth slowed globally. Some observers attributed the slow growth to Japan’s earthquake and its aftermath, high commodity prices and a fading inventory restocking cycle. Monetary policy tightening in many parts of the world also inhibited growth and cooled the commodities rally. Inflation rose across much of the world but stayed relatively contained in the U.S. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

Corporate profit strength and favorable economic prospects in some regions of the world supported equities, but investors weathered oil supply disruptions due to revolutions and civil unrest in the Middle East and North Africa as well as the multiple crises triggered by Japan’s earthquake and tsunami. Also weighing on investor sentiment were sovereign debt worries and credit downgrades in Europe, the political stalemate in raising the U.S. debt ceiling and Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+

2. Source: Bloomberg LP. Please see Notes to Financial Statements for more information about the performance-based management fee. The index is unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Semiannual Report | 5

from AAA. Extreme volatility roiled the markets as investors considered the possibility of another recession. U.S. equities declined for the six-month reporting period as measured by the S&P 500.1

Near period-end, the Fed announced plans intended to boost the economy by driving down long-term interest rates. The Fed will sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013. In this environment, investors sought the perceived safe haven of U.S. Treasuries, which drove their prices higher and yields lower for the period under review.

During the period, the mergers and acquisitions (M&A) market remained generally robust but the rate of growth in value and volume of announced deals slowed. For the six months under review, the number of global deals increased by little more than 5% and the transaction value of those deals increased by around 22% from the same six months in 2010 (year-over-year).3 The 2010 figures were down from those in 2009, highlighting the slowing rate of new deals. The U.S. continued to post the largest volume of deals year-over-year, constituting almost a third of the world’s total deal value and a quarter of the world’s total number of deals. Companies based in the U.K. and the Russian Federation also announced a significant number and value of deals, while companies in France posted a large year-over-year increase in both; France climbed from the ninth spot to fourth in terms of total transaction value. On a sector basis, the greatest number of transactions came from financials and consumer non-durables. Globally, announced deals from Kinder Morgan (for El Paso), Express Scripts (for Medco Health Solutions), and BHP Billiton (for Petrohawk Energy) were among the 10 largest in terms of transaction value.

Within the distressed debt arena, new investment opportunities began to emerge toward the end of the period. Distressed debt generally remained scarce earlier in the period as economic activity was robust, corporate profits were positive, and most companies that needed capital were able to obtain financing by normal means. In contrast, late in the period the environment became a bit more volatile. High yield spreads over Treasuries increased dramatically, jumping from 5.80% at the end of July to 7.23% in August, and reaching 8.11% at the end of September — the widest spread since August 2009 — potentially making it harder for companies with the worst credit to obtain affordable financing.4 However, even with the increase in spreads, U.S. corporate default rates remained low, dropping to below 2% at the end of July, according to Moody’s Investors Service. Moody’s reported, however, that

3. Source: FactSet MergerStat.
4. Source: Credit Suisse.

6 | Semiannual Report

although default rates remain low, forecast estimates were beginning to rise for the U.S. and Europe, given increasing economic pessimism and more distressed pricing.

Investment Strategy

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund’s assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

Manager’s Discussion

During a difficult six-month period for equity markets and the Fund, several of our holdings declined in value. Positions that detracted most from the Fund’s performance included U.S. for-profit hospital operator Community Health Systems; Xerox, a U.S.-based provider of business process and document management technology; and U.S. manufacturer Huntington Ingalls Industries, which builds nuclear and non-nuclear powered ships for the U.S. Navy and Coast Guard.

Community Health Systems reported earnings that exceeded expectations and reaffirmed its 2011 earnings-per-share forecasts. However, during the second quarter of 2011, U.S.-based hospital operator Tenet Healthcare filed a lawsuit alleging Community Health had engaged in inappropriate patient admissions practices and had therefore made false statements in its proxy documents related to Community Health’s proposed offer to acquire Tenet. The disclosure of this lawsuit, combined with subsequent government investigations, led to a significant decline in Community Health’s shares. The shares continued to slump after management withdrew its offer to acquire Tenet in May.

Although Xerox reported second-quarter 2011 results that included several positives, underscored by an increase in its operating margin compared with the same period a year ago, Xerox shares lost value in light of the company’s lowered 2011 free cash-flow projections. We nonetheless believe Xerox’s operations

Semiannual Report | 7

have remained on track and that its business and financial performance still appeared to be consistent with its long-term plan at period-end.

Huntington Ingalls’ stock price declined after the company reported weaker-than-expected earnings-per-share results. This was mainly due to lower-than-expected revenues that were, however, partially offset by better-than-expected margins in the Newport News business segment, which builds aircraft carriers and nuclear-powered submarines for the U.S. Navy. In our view, Huntington Ingalls was undervalued because of sub-optimal manufacturing processes and the effects of aggressive contracts in its Gulf Coast shipbuilding business. The company’s stock price came under further pressure in anticipation of potential cost-savings actions by the U.S. Congress’s budget-cutting “super committee” that had a generally negative impact on defense-related stocks. However, many of Huntington Ingalls’ poorer performing contracts were scheduled to expire over the next several years, and the company is focused on increasing its production efficiency and productivity. This Fund holding is a potential turnaround story for which the benefits could take time to fully realize, and it appeared to us that management was on track to execute on its goals.

The Fund benefited from several holdings that increased in value despite the poor overall market environment, thus preventing steeper losses during the semiannual period. Among the top contributors were U.S. tobacco company Lorillard, bankrupt Canadian telecommunications equipment maker Nortel Networks, and Talecris Biotherapeutics Holdings, a global biopharmaceutical company that develops protein therapy products used to treat conditions such as immune system disorders, severe burns and hemophilia.

Lorillard, which was spun out of Loews in 2008, is the third-largest U.S. cigarette manufacturer and the country’s oldest continuously operating tobacco company. Investors responded positively to the company’s first-ever investor day held in May 2011, when management provided details regarding plans to grow the Newport cigarette brand. Newport, Lorillard’s flagship premium brand, is the country’s top selling menthol brand and generates approximately 90% of the company’s revenues. In the same month, Lorillard’s board expanded the company’s share buyback program from $1 billion to $1.4 billion. We view the shares as an attractive investment because the tobacco industry has pricing power, Newport is a well-positioned brand with an expanding market share, and management has been shareholder friendly with its continued efforts to return excess cash to shareholders through dividends and buybacks.

8 | Semiannual Report

Nortel Networks has been in bankruptcy protection since 2009 and has been trying to sell off its business units. Our position in Nortel Networks rose significantly after Google offered $900 million in a “stalking horse” bid for the rights to a substantial percentage of the company’s patents. Those patents include wired, wireless and digital communication technologies. The announcement of the stalking horse bid drove the price of Nortel Networks bonds upward as investors anticipated a very competitive auction for its intellectual property. Several strategic parties, including Apple and Research in Motion, were involved. We originally liked the liquidation story, as we felt there was significant recovery potential based on two key factors: First was the potential for favorable allocation of liquidation proceeds across several creditor constituencies; the majority of the assets within the estate had already been sold post-bankruptcy with the cash held in escrow, which limited downside risk, in our opinion. And, second, we recognized the potential for Nortel’s LTE (Long-Term Evolution) technology patent portfolio (the last remaining asset of significance to bondholder recoveries) to generate sale proceeds far in excess of the $900 million stalking horse bid from Google; ultimately, the LTE patent portfolio was successfully auctioned for $4.5 billion, or five times Google’s original bid.

Our merger arbitrage position in Talecris Biotherapeutics rose in value after Grifols, a global health care company, won U.S. antitrust approval to buy Talecris for nearly $4.1 billion. The newly combined company will offer a broader range of key products addressing a variety of therapeutic areas such as neurology, immunology, pulmonology and hematology, and will have an enhanced research and development pipeline of new products and projects. The deal was completed in June 2011.

Semiannual Report | 9

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

Semiannual Report | 11

Performance Summary as of 9/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Effective 6/1/11, the investment manager contractually agreed to waive or limit its management fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50% of the Fund’s average daily net assets through 7/31/12.

Semiannual Report | 13

Performance Summary (continued)

Endnotes

The Fund may invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks, as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is a nondiversified fund and may experience increased susceptibility to adverse economic or regulatory developments affecting similar issuers or securities. The Fund may invest in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.41%; B: 3.10%; C: 3.11%; and Advisor: 2.11%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

16 | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.09%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.
jRounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.60)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.61)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.39%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2011 (unaudited)

	Country	Shares	Value
Common Stocks and Other Equity Interests 63.9%			
Aerospace & Defense 2.4%			
[a]Huntington Ingalls Industries Inc.	United States	69,256	$ 1,684,998
Air Freight & Logistics 1.6%			
PostNL NV	Netherlands	106,166	464,287
TNT Express NV	Netherlands	100,268	691,680
			1,155,967
Auto Components 0.9%			
[a,b,c]Collins & Aikman Products Co., Contingent Distribution	United States	53,682	537
[a,d]IACNA Investor LLC	United States	10,457	105
[a,d]International Automotive Components Group Brazil LLC	Brazil	185,241	167,054
[d,e]International Automotive Components Group North America, LLC	United States	935,180	477,849
			645,545
Beverages 3.0%			
Coca-Cola Enterprises Inc.	United Kingdom	32,330	804,371
Foster's Group Ltd.	Australia	254,084	1,290,910
			2,095,281
Biotechnology 2.5%			
[a]Cephalon Inc.	United States	21,670	1,748,769
Capital Markets 1.0%			
F&C Asset Management PLC	United Kingdom	711,263	719,582
Chemicals 0.8%			
Nalco Holding Co.	United States	17,036	595,919
Commercial Banks 1.4%			
[a,d]Elephant Capital Holdings Ltd.	Japan	721	—
Korea Exchange Bank	South Korea	169,228	989,302
[a,d]NCB Warrant Holdings Ltd., A	Japan	31,928	—
			989,302
Communications Equipment 1.8%			
[a]Motorola Mobility Holdings Inc.	United States	33,260	1,256,563
Construction & Engineering 1.6%			
[a]KHD Humboldt Wedag International AG	Germany	186,305	1,151,345
Consumer Finance 1.6%			
[a,d]Ally Financial Inc.	United States	235	1,126,224
Containers & Packaging 0.6%			
Temple-Inland Inc.	United States	13,610	426,946
Diversified Financial Services 4.4%			
[a]Deutsche Boerse AG	Germany	32,410	1,627,130
NYSE Euronext	United States	64,665	1,502,815
			3,129,945
Diversified Telecommunication Services 4.1%			
AboveNet Inc.	United States	37,259	1,997,083
Cable & Wireless Communication PLC	United Kingdom	1,548,687	894,037
			2,891,120

Semiannual Report | 21

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2011 (unaudited) (continued)

22 | Semiannual Report

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2011 (unaudited) (continued)

Semiannual Report | 23

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2011 (unaudited) (continued)

24 | Semiannual Report

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2011 (unaudited) (continued)

Semiannual Report | 25

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2011 (unaudited) (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2011, the aggregate value of these securities was $1,742,834, representing 2.48% of net assets.
dSee Note 9 regarding restricted securities.
eAt September 30, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
fA portion or all of the security is held in connection with written option contracts open at period end.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30,
2011, the aggregate value of these securities was $2,917,155, representing 4.15% of net assets.
hSecurity or a portion of the security has been pledged as collateral for securities sold short and written options contracts. At September 30, 2011, the aggregate value of these securities and/or cash pledged as collateral was $6,240,301, representing 8.88% of net assets.
iThe coupon rate shown represents the rate at period end.
jSee Note 1(h) regarding senior floating rate interests.
kIncome may be received in additional securities and/or cash.
lA portion or all of the security is on loan at September 30, 2011. See Note 1(g).
mSee Note 10 regarding unfunded loan commitments.
nSee Note 8 regarding credit risk and defaulted securities.
oA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
pThe security is traded on a discount basis with no stated coupon rate.
qSee Note 1(g) regarding securities on loan.
rThe rate shown is the annualized seven-day yield at period end.
sSee Note 1(d) regarding written options.
tSee Note 1(f) regarding securities sold short.

26 | Semiannual Report

Franklin Mutual Recovery Fund

Statement of Investments, September 30, 2011 (unaudited) (continued)

At September 30, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Mutual Recovery Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

September 30, 2011 (unaudited)

Class A:	
Net assets, at value	$ 34,696,708
Shares outstanding	4,110,606
Net asset value per share[a]	$8.44
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.95
Class B:	
Net assets, at value	$ 678,021
Shares outstanding	81,843
Net asset value and maximum offering price per share[a]	$8.28
Class C:	
Net assets, at value	$ 16,087,296
Shares outstanding	1,940,204
Net asset value and maximum offering price per share[a]	$8.29
Advisor Class:	
Net assets, at value	$ 18,835,865
Shares outstanding	2,209,507
Net asset value and maximum offering price per share	$8.52

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end, continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At September 30, 2011, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At September 30, 2011, the Fund held $197,334 in United States Treasury Notes as collateral for derivatives.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At September 30, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of September 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income Taxes (continued)

invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

3. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

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Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays Franklin Mutual an investment management fee comprised of a “base fee” and a “performance adjustment”. The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month’s average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund’s total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, and prior to any expense waiver, was 2.37% of the average daily net assets of the Fund.

Effective June 1, 2011, Franklin Mutual has contractually agreed to waive or limit its fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50% of the Fund’s average daily net assets through July 31, 2012.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

4.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended September 30, 2011, the Fund paid transfer agent fees of $75,612, of which $32,541 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2011, there were no credits earned.

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2011, the capital loss carryforwards were as follows:

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2011, the Fund deferred realized capital losses of $3,171,508.

At September 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, payments-in-kind, bond discounts and premiums, tax straddles, corporate actions, non-deductible expenses, and wash sales.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2011, aggregated $48,880,263 and $68,047,608, respectively.

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

7. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the period ended September 30, 2011, were as follows:

See Notes 1(d) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At September 30, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $4,939,466, representing 7.03% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

9. RESTRICTED SECURITIES (continued)

At September 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

11. OTHER DERIVATIVE INFORMATION

At September 30, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended September 30, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the period ended September 30, 2011, the average month end market value of derivatives represented 0.42% of average month end net assets. The average month end number of open derivative contracts for the period was 26.

See Note 1(d) regarding derivative financial instruments.

12. CREDIT FACILITY

The Fund participates in a $20 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the current credit facility, which expires on May 25, 2012, and may or may not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility. During the period, the Fund incurred commitment fees of $10,000, which is reflected in other expenses on the Statement of Operations.

During the period ended September 30, 2011, the Fund did not utilize the facility.

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Notes to Financial Statements (unaudited) (continued)

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at September 30, 2011, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of securities valued at $12,428,275 from Level 1 to Level 2 within the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

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Franklin Mutual Recovery Fund

Notes to Financial Statements (unaudited) (continued)

aIncludes common and preferred stocks as well as other equity investments.
bIncludes securities determined to have no value at September 30, 2011.
cFor detailed categories, see the accompanying Statement of Investments.

At September 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

46 | Semiannual Report

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments. bIncludes common stocks as well as other equity investments. cIncludes securities determined to have no value.

14. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Mutual Recovery Fund

Shareholder Information

Board Review of Investment Management Agreement

Following negotiating a cap to the investment management fee, as more fully discussed below, the Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 17, 2011, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that, taking into account the cap on the investment management fee, the investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

In addition, the Trustees received a profitability study prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis.

Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its relationship with the Fund since the Fund’s inception seven and one-half years ago as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s longer-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesig-nated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant efforts to

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Franklin Mutual Recovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

develop, test and implement compliance procedures established in accordance with SEC requirements. The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund. In this context, the trustees believed that it is difficult to find open or closed-end funds that are truly comparable to the Fund due, in part, to the unique nature of the Fund as a closed-end interval fund investing in the categories of bankruptcy and distressed companies, merger arbitrage and undervalued stocks and debt instruments. They considered the performance of the Fund over the past seven and one-half years since formation of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund’s performance adjustment fee is based), style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance. The Board reviewed the Fund’s annualized total returns (Class A shares) for the one-, three-, and five-year periods ended December 31, 2010, and discussed with the investment manager the reasons for the Fund’s underperformance relative to various benchmarks over certain of these periods. After discussing the Fund’s performance and after considering various options and other factors, including, but, not limited to, the Fund’s expense ratios, the Board negotiated, as more fully discussed below, a cap on the Fund’s investment management fee.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increase in the Fund’s expenses ratios (both including and excluding

50 | Semiannual Report

Franklin Mutual Recovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the performance adjustment fee). The trustees also compared the Fund’s fees to the fees charged to other accounts managed by the manager.

The trustees noted that the Fund’s investment management fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the Fund’s performance relative to the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (Index) over a rolling 12-month period ending with the most recently completed month (Performance Period). The first component of the fee is a base fee equal to an annual rate of 1.50% of the Fund’s average daily net assets during the month that ends on the last day of the Performance Period. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to the Index over the Performance Period. The maximum annual investment management fee is 2.50% of average daily net assets over each fiscal year of the Fund and the minimum annual investment management fee is 0.50% of average daily net assets over each fiscal year of the Fund.

In the context of, among other factors, the performance of the Fund, including performance relative to various benchmarks, the trustees decided to negotiate with the investment manager to lower the Fund’s expenses. Accordingly, the trustees negotiated an investment management fee cap of 0.50% of the Fund’s average daily net assets for the period commencing on June 1, 2011, and ending on July 31, 2012.

The trustees also reviewed the profitability study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2010, the then most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the profitability study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis,

The independent trustees met with management to discuss the profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the profitability study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

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Franklin Mutual Recovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees considered a study by Lipper, Inc., an independent third-party analyst, analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, including, but not limited to, the new cap on the Fund’s investment management fee, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered that economies of scale may be realized by the manager and its affiliates as the Fund grows larger; however, since the amount of assets under management remains relatively small, the trustees concluded that economies of scale are difficult to consider at this time.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

52 | Semiannual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.

Item 6. Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Mutual Advisers, LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund's board or a committee of the board, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes

in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/ LAURA F. FERGERSON
       Laura F. Fergerson
       Chief Executive Officer –
       Finance and Administration
Date November 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
       Laura F. Fergerson
       Chief Executive Officer –
       Finance and Administration
Date November 25, 2011

By /s/ MATTHEW T. HINKLE
       Matthew T. Hinkle
       Chief Financial Officer and
       Chief Accounting Officer
Date November 25, 2011